Exhibit 23


                   Consent of Independent Public Accountants


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements on Forms S-3 (File No. 333-44185), S-4 (File No. 333-44187) and S-8 (File Nos. 333-24803, 333-33191 and 333-43901).



                                                   /s/ ARTHUR ANDERSEN LLP



Boston, Massachusetts
March 26, 1998